UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                        _______________________________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                               February 17, 1997



                          Newmont Mining Corporation


   Delaware                1-1153                 13-1806811
(State or other       (Commission File          (IRS Employer
jurisdiction of           Number)            Identification No.)
incorporation)

                     1700 Lincoln Street, Denver CO  80203
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:

                                (303) 863-7414

                       See Table of Co-Registrants Below

                              State or other           IRS
                              Jurisdiction of          Employer
                              Incorporation            Identification
Name/Address                  or Organization          Number

Newmont Gold Company          Delaware                 13-2526632
1700 Lincoln Street
Denver, CO  80203


Item 2.  Acquisition or Disposition of Assets.

     On February 17, 1997, Newmont Gold Company ("Newmont Gold"), which is 91% owned by Newmont Mining Corporation, and Compania de Minas Buenaventura, S.A. ("Buenaventura") were advised that the Eighth Court of the Superior Court of Lima Peru had upheld the decision of the Fifth Civil Court of Lima regarding Newmont Gold's and Buenaventura's exercise of pre-emptive rights with respect to an additional 24.7% interest in Minera Yanacocha S.A. ("Minera Yanacocha"), the largest gold mining operation in Latin America.

     The Fifth Civil Court had affirmed in September 1996 the right of Newmont Gold and Buenaventura to exercise their preemptive rights under Minera Yanacocha's by-laws to acquire the 24.7% interest in Minera Yanacocha originally held by Bureau de Recherches Geologiques et Minieres, the geological and mining bureau of the French government ("BRGM"). The court had set a purchase price of $109.3 million for the interest, resulting in a $59 million purchase price for the 13.35% additional interest applicable to Newmont Gold.

     Newmont Gold has been advised by its Peruvian counsel that under Peru's Civil Procedure Code decisions of the Superior Court can be modified by the Supreme Court of Peru only under very limited circumstances and that the issues in this matter do not qualify for such review so that it is not likely that further review will be granted.

     Pending the final decision by the Superior Court, Newmont Gold had not reflected the additional 13.35% interest in its financial statements. As the result of the Superior Court's decision, Newmont Gold now is treating the 13.35% additional interest in Minera Yanacocha as having been acquired by it, thereby increasing Newmont Gold's interest in Minera Yanacocha from 38% to 51.35%. Therefore, beginning in February 1997, Newmont Gold will consolidate Minera Yanacocha in its financial statements. (Previously, Newmont Gold had accounted for its 38% interest in Minera Yanacocha on an equity basis.)

     Newmont Gold intends to use existing cash balances or borrowings under its existing credit facilities to pay the purchase price for the additional 13.35% interest in Minera Yanacocha and the related costs and expenses.


Item 7.  Financial Statements and Exhibits

     (a) Financial statements of business acquired - To be filed no later than 60 days after this report on Form 8-K must be filed.

     (b) Pro forma financial information - To be filed no later than 60 days after this report on Form 8-K must be filed.

     (c)  Exhibits - None.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEWMONT MINING CORPORATION



Date:      March 4, 1997                By:  /s/ Timothy J. Schmitt
                                             Timothy J. Schmitt
                                             Vice President, Secretary and
                                             Assistant General Counsel